SALE AND PURCHASE AGREEMENT
                              (Conventional - Flow)


     THIS SALE & PURCHASE AGREEMENT (the "Agreement"), is made and entered into as of March 25, 1995, by and between TMS Mortgage, Inc. the ("Purchaser"), and Westmark Mortgage Corporation (the "Seller").

                                   WITNESSETH

     WHEREAS, Seller is engaged in the origination and sale of loans (as hereinafter defined; and

     WHEREAS, Seller desires to sell and Purchaser desires to purchase Loans which were originated or purchased by Seller and which are the subject of this Agreement; and

     WHEREAS, Purchaser has agreed to purchase and Seller has agreed to sell said Loans from time to time pursuant to the terms and conditions of this Agreement;

     NOW, THEREFORE, in consideration of the promises and of the mutual agreements contained herein, the Purchaser and Seller each agree as follows:

                                   ARTICLE I
                                  Definitions

     Section 1.1 Definitions. All words and phrases defined in this Article I (except as expressly provided otherwise herein or unless the context otherwise requires) shall have the respective meanings specified in this Article I for all purposes of this Agreement.

     (a) "Agreement" means this Sale and Purchase Agreement entered into by and between Purchaser and Seller, and all exhibits, amendments and supplements attached hereto.

     (b) "Assignment of Mortgage" means an assignment of all of a Seller's right, title and interest in and to a Mortgage for the benefit of Purchaser, in a form acceptable to Purchaser, to be executed by Seller in connection with each Loan purchased hereunder, as applicable.

     (c) "Business Day" means any day of the week other than Saturday, Sunday, or a day which is a legal holiday in the states of ________ or New Jersey, or a day on which national banking institutions are authorized or obligated by law or executive order to close.

     (d) "Debtor Relief Laws" means any applicable liquidation, conservatorship, bankruptcy, insolvency, rearrangement, moratorium, reorganization, or similar debtor relief laws affecting the rights of creditors generally from time to time in effect in any state or under the Laws of the United States.

     (e) "Delivery Date" means that date which is five(5) Business days prior to the relevant Purchase Date and on which the Loan Documents for Loans purchased hereunder are required to be delivered to Purchaser or its designated agent.

     (f) "Document Delivery Procedures" means the procedures established by Purchaser for the delivery of Loan Documents evidencing Loans to be purchased hereunder, attached hereto as Exhibit "B", as may be amended from time to time by Purchaser in its sole discretion.

     (g) "Flood Insurance Policy" means a policy of insurance issued by the Federal Emergency Management Agency pursuant to the National Flood Insurance Act of 1968, as amended, or any other policy providing similar coverage against loss sustained by floods conforming to Federal Housing Administration requirements.

     (h) "Laws" means all applicable statutes, laws, ordinances, regulations, orders, writs, injunctions or decrees of the United States or any agency thereof, or any state, or political subdivision thereof, or any court of competent jurisdiction thereof.

     (i) "Loan" means those loans that have been originated by Seller to provide financing for residential real estate, and that are the subject of Purchase under this agreement, as more particularly described on Exhibit "A" entitled "Mortgage Loan Schedule", attached hereto and made part hereof.

     (j) "Loan Documents" means the Notes, Mortgages and all accompanying instruments, insurance policies, if applicable, evidence of compliance with applicable Laws and other writings that document, evidence or relate to the Loans purchased hereunder which
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include, without limitation, all documents required to be delivered by Seller to
Purchaser pursuant to the terms of this Agreement and the Document Delivery Procedures.

     (k) "Loan File" means that set of Loan Documents relative to each Loan.

     (l) "Mortgage" means the deed of trust, deed to secure debt, trust deed or mortgage securing repayment of the debt evidenced by a Note executed by an Obligor for each individual Loan purchased hereunder, as applicable.

     (m) "Mortgage Loan Schedule" means that list of loans reflected on a schedule substantially similar in form to Exhibit "A" attached hereto, identifying those loans submitted by Seller to Purchaser for review and approval for Purchase which, when executed by both parties, is incorporated herein and made part of this Agreement.

     (n) "Note" means an instrument evidencing the debt of an Obligor under a Loan whether such instrument is a note, promissory note, retail installment contract or obligation, bond, note secured by real estate, or otherwise characterized.

     (o) "Notice Address" means:

             (i)   Purchaser:   Corporate Counsel
                                The Money Store
                                2840 Morris Avenue
                                Union, New Jersey 07083
                                (908) 686-2000   (908) 686-6907 (FAX)
                   and          Michael Benoff - Correspondent Lending
                                The Money Store
                                3301 C Street, Suite 100-M
                                Sacramento, California 95816
                                (916) 446-5000    (916) 443-2399(FAX)
             (ii)  Seller:      Westmark Mortgage Corp.
                                355 NE 5th Ave, Suite 4
                                Delray Beach, Fl 33483
                                Attention: N. Clark

     (p) "Obligor" means the obligor(s) on a Note, or a subsequent owner of a Real Property who has assumed the respective Mortgage.

     (q) "Permitted Encumbrances" means with respect to a Mortgage, those liens, covenants, conditions, restrictions, rights-of-way, easements, and other matters that are of public record as of the date of the recording of a Mortgage.

     (r) "Pricing Schedule" means the pricing matrix set forth in Exhibit "C", attached hereto and made part hereof.

     (s) "Purchase" means the purchase of a Loan by Purchaser from Seller on the Purchase Date, pursuant to the terms and conditions of this Agreement.

     (t) "Purchase Date" means the funding date for the purchase of Loans hereunder which shall be the fifteenth (15th), or the first preceding Business Day thereto, and last Business Day of each calendar month, unless otherwise agreed to in writing by the parties.

     (u) "Real Property" means the underlying fee simple security for each Loan which shall consist only of real property improved by one to four family residences.

     Section 1.2 Forms. All forms specified by the text hereof or by references to exhibits attached hereto shall be as set forth herein, subject only to such changes that do not alter the substantive rights of the parties hereto, or as may be required by applicable Laws.

     Section 1.3 Recitals, Titles and Headings. The terms and phrases used in the recitals and the titles and headings of the articles and sections of this Agreement have been included for convenience of reference only and the meaning, construction and interpretation of such words and phrases for purposes of this Agreement shall be determined solely by references to Section 1.1 hereof, shall not be considered a part hereof, shall not in any way modify or restrict any of the terms or provisions hereof and shall not be considered or given any effect in construing this Agreement or any provision hereof or in ascertaining intent, if any question of intent should arise.

     Section 1.4 Interpretation. Unless the context requires otherwise, words of the masculine gender shall be construed to include correlative words of the feminine and neuter genders and vice versa, and words of the singular number shall be construed to include correlative words of the plural number and vice versa. This Agreement, and all the terms and provisions hereof, shall be construed to effect the purposes set forth herein and to sustain the validity of this Agreement.


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                                   ARTICLE II
                   Representations, Warranties and Covenants

     Section 2.1 Representations, Warranties and Covenants of Purchaser. Purchaser makes the following representations, warranties, and covenant to
Seller:

     (a) Purchaser is a corporation duly organized, validly existing, and in good standing under the laws of its state of incorporation and possesses all requisite authority, power, licenses, permits and franchises to conduct any and all business contemplated by this Agreement and to execute, deliver and comply with its obligations under the terms of this Agreement, the execution, delivery and performance of which have been duly authorized by all necessary corporate action.

     (b) The execution and delivery of this Agreement by Purchaser in the manner contemplated herein and the performance and compliance with the terms hereof by it will not violate: (i) its certificate of incorporation or bylaws, or (ii) any laws that could have a material adverse effect upon the validity, performance or enforceability of any of the terms of this Agreement applicable to Purchaser, and will not constitute a material default (or an event that, with notice or lapse of time or both, would constitute a material default) under, or result in the material breach of, any contract, agreement or other instrument to which Purchaser is a party.

     (c) The execution and delivery of this Agreement by Purchaser in the manner contemplated herein and the performance and compliance with the terms hereof by it do not require the consent or approval of any government authority, or if such consent or approval is required, it has been obtained.

     (d) This Agreement, and all documents and instruments contemplated hereby that are executed and delivered by Purchaser shall constitute valid, legal and binding obligations of Purchaser, enforceable in accordance with their respective terms except as the enforcement thereof may be limited by applicable Debtor Relief Laws.

     Section 2.2 Representations, Warranties and Covenants of Seller. Seller makes the following representations, warranties and covenants to Purchaser:

     (a) Seller is a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction governing its creation and existence and is duly authorized and qualified to transact its business and is in good standing in each jurisdiction in which its business, properties or the business contemplated by this Agreement requires such authorization and qualification. Seller possesses all requisite authority, power, licenses, permits and franchises to conduct its business and to execute, deliver and comply with its obligations under the terms of this Agreement and to sell Loans to Purchaser. The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action.

     (b) The execution and delivery of this Agreement by Seller in the manner contemplated herein and the ongoing performance and compliance with the terms hereof by Seller will not violate: (i) its certificate of incorporation and bylaws or other governing documents as applicable, or (ii) any laws that could have an adverse effect upon the validity, performance or enforceability of any of the terms of this Agreement applicable to the Seller, and will not violate or constitute a material default (or an event that, with notice or lapse of time or both, would constitute a material default) under, or result in the breach of, any contract, agreement or other instrument to which the Seller is a party.

     (c) The execution and delivery of this Agreement by Seller in the manner contemplated herein and the ongoing performance and compliance with the terms hereof by it do not require the consent or approval of any governmental authority or, if such consent or approval is required, it has been obtained.

     (d) This Agreement and all documents and instruments contemplated hereby which are executed and delivered by seller constitute valid, legal and binding obligations of Seller, enforceable in accordance with their respective terms, except as the enforcement hereof may be limited by applicable Debtor Relief Laws.

     (e) No information, certificate, statement, or written report delivered to Purchaser or its agents in connection with this Agreement, or any other report required hereunder, contains or shall contain any untrue statement of a material face or omit to state a material fact necessary to make the information, certificate, statement or report not misleading.

     (f) The sale of each Loan shall be reflected on Seller's balance sheet and other financial statements as a sale of assets by Seller. Seller will not take any action or omit to take any action which would cause the transfer of the Loans to Purchaser to be treated as anything other than a sale to Purchaser of all of Seller's right, title and interest in and to each Loan.

     (g) There is no litigation pending, or to Seller's knowledge which, if determined adversely to Seller, would adversely affect the sale of the Loans, the execution, delivery or enforceability of this Agreement, or which would have a material adverse effect on the financial condition of Seller.

     (h) The transfer, assignment and conveyance of Loans by Seller pursuant to this Agreement are in the ordinary course of Sellers' business and are not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction. Seller is not transferring the Loans with an actual intent to hinder, delay or defraud any of its creditors. Seller is solvent and will not be rendered insolvent by the sale of any Loans.


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
     (i) The sale, transfer, assignment and conveyance of the Loans by Seller to Purchaser pursuant to this Agreement does not and shall not violate any Law or the terms of any license held by Seller.

     (j) Seller has not employed or otherwise engaged any broker or finder in connection with the negotiation or execution of this Agreement; nor has Seller conducted the negotiations with respect to this Agreement nor with respect to the transactions contemplated by this Agreement in such manner as to give rise to any claims against Purchaser for any brokerage commission, finder's fee or similar payment.

     Section 2.3 Representations, Warranties and Covenants of Seller Relating to Loans. With respect to each Loan, Seller makes the following representations, warranties, and covenants to Purchaser, each of which shall be deemed to be made anew by Seller at the time of delivery and of Purchase:

     (a) Seller is fully familiar with the origination and underwriting standards of Purchaser and warrants that all Loans have been originated in accordance therewith. Furthermore, all Loans have been originated in full accordance, and the form of the Note, Mortgage, and other Loan Documents comply, with all applicable federal, state and local laws, rules regulations and ordinance, including without limitation, the Federal Consumer Credit Protection Act, as amended, the Federal Truth-In-Lending Act, as amended, and Regulation Z thereunder, the Federal Equal Credit Opportunity Act, as amended, and Regulation B thereunder, the National Flood Insurance Act, as amended, the Federal Flood Disaster Protection Act, as amended, the Federal Fair Credit Reporting Act, as amended, the rules of the Federal Trade Commission, as amended, all applicable state statutes and regulations affecting Seller, and all applicable usury and interest rate limitation laws. The originator of each Loan, whether Seller or any other entity, was duly licensed to participate in the making of such loan pursuant to any and all applicable federal, state or local laws, rules, regulations and ordinances.

     (b) The information set forth in the Mortgage Loan Schedule, attached hereto as Exhibit "A", pertaining to each Loan delivered hereunder is true and correct as of the date thereof. Seller has reviewed the Loan file pertaining to each Loan and has examined and made such other inquiry, including without limitation: (i) the circumstances surrounding the Obligor's application for the Loan; and (ii) the documentation of such Loan, which is necessary in order to confirm the accuracy of the representations, warranties and covenants made by Seller in this Section 2.3. On the delivery Date, Seller will deliver possession of each such Loan file to Purchaser or its designated agents, whether such delivery is made directly by Seller or pursuant to Seller's instructions.

     (c) All policies of title insurance, hazard insurance, and flood insurance respecting the Loan or the Real Property or improvements thereon are in full force and effect, have been fully paid and have been issued by sound and financially responsible insurance companies, duly licensed and qualified to transact business, and are in such amounts as are reasonably required by Purchaser or as required by law. All such policies insure Seller, among others, as loss payee thereunder, in a form such that it may be endorsed to Purchaser as loss payee as required hereunder, and there are no facts or circumstances which could provide a basis for revocation of any policies or defense to any claims made thereon. With respect to any Loan secured by Real Property located in a flood area identified by the Federal Emergency Management Agency pursuant to the National Flood Insurance Act 0f 1968, as amended, a Flood Insurance Policy has been obtained and complies with this Subsection (c).

     (d) Each Loan is secured by a valid, enforceable lien on the fee simple title to the Real Property, or on a household estate of a period at least five years longer than the term of the Mortgage encumbering the Real Property, subject only to the lien of current real property taxes and assessments and Permitted Encumbrances.

     (e) The terms, covenants and conditions of each Loan have not been waived, altered, impaired or modified in any respect. The monthly payments of each Loan, whether fixed or adjusted from time to time under the terms of the Note, are sufficient to authorize the original principal balance over the original term and to pay interest in arrears at the interest rate on the Note.

     (f) There is no default, breach, violation or event of acceleration existing under the terms and covenants of each Loan nor has any event occurred which, upon the giving of notice or the lapse of time, or both, would constitute a default, breach, violation or event of acceleration, nor has Seller waived any of the foregoing. All requirements set forth in the Loan Documents and all requirements of any applicable Laws have been fully met and complied with. No payments shall be deliquent under each Loan as of the Purchase Date thereof. All costs, fees and expenses incurred in making, closing and recording each Loan have been paid and all proceeds of each Loan have been fully disbursed and received by, or for the benefit of, the Obligor. There is no requirement or obligation for future advances under each Loan. There is not outstanding any advance of funds by Seller to or on behalf of the Obligor for the payment of any monthly installment, principal, interest or other charges payable under any Loan.

     (g) The real Property is assessed separate and apart from any other property for local tax purposes. there shall be no deliquent tax or delinquent assessment liens against the Real Property as of the Purchase Date.

     (h) The origination, servicing, recordkeeping and collection practices used with respect to each Loan have been and are in all respects in accordance with legal and prudent business requirements. Nothing has been done, or omitted to be done, which creates, or would create, an offset, defense (including the defense of usury), counterclaim or moratorium with respect to any Loan, and in particular the obligation of the Obligor to pay the unpaid principal of, and interest on, the Loan.

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
     (i) there is pending no proceeding for total or partial condemnation of the Real Property or any put thereof and the Real Property is free of material damage. No improvement encumbered by the Loan is in violation of any applicable zoning law or regulation, building code or any valid restrictive or protective covenant or setback line.

     (j) If applicable, the Mortgage has been duly recorded or filed for record in the proper public office in order to give constructive notice thereof to all subsequent purchaser or encumbrances of the Real Property.

     (k) As of the respective Purchase date, Seller was the sole owner of the Loan and there has not been any other sale or assignment thereof.

     (l) The Obligor, or any other grantor of the Mortgage, has not conveyed such Obligor's or grantor's right, title or interest to or in the Real Property to any party. The related Note is not, and has not been, secured by any collateral except the lien of the related Mortgage, and the Mortgage was not given as collateral or security for the performance of obligations of any person other than the Obligor.

     (m) The Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Real Property of the benefits of the security provided thereby, including: (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale; and (ii) otherwise by judicial foreclosure. In the event that the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves, and is named in the Mortgage or has been substituted in accordance with applicable law and no fees or expenses will become payable by Purchaser to such trustee under the deed of trust, except in connection with a trustee's sale after default by the Obligor.

     (n) The Mortgage securing any Loan has been satisfied, released, canceled, deferred or subordinated, in whole or in part, and the Real Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would affect any satisfaction, release, cancellation, subordination, deferral or rescission.

     (o) All parties to each Note and Mortgage, if applicable, had legal capacity at the time to enter into the respective Loan and to execute and deliver the Note and the Mortgage and no Obligor has been released in whole or in part from any liability under the Note. The Note and the Mortgage have been duly and properly executed by such parties, are genuine and each is the legal, valid and binding obligation of the maker thereof, and enforceable in accordance with its terms, except as enforceability may be limited by Debtor Relief Laws.

     (p) Seller did not use any adverse selection procedures detrimental to Purchaser in selecting the Loans from among the outstanding loans in Seller's portfolio. Seller has no knowledge of any circumstances or conditions with respect to any Loan, the relative Mortgage, Real Property, Obligor, or Obligor's credit standing that can be reasonably expected to cause prudent private investors in the secondary market to regard the Loan as an unacceptable investment, increase the likelihood that the Loan will become delinquent, or adversely affect the value or marketability of the Loan.

     (q) Any applicable period during which the Obligor may rescind the Loan has expired.

     Section 2.4 Notice to Purchaser. if, at any time, any representation or warranty of Seller set forth in this Agreement would not be true and correct in all respects if made by Seller at such time (regardless of whether such representation or warranty is actually made, deemed to be made, or required to be made at such time), Seller shall immediately notify Purchaser of such fact and provide a full and accurate explanation thereof.


                                  ARTICLE III
                              Conditions Precedent

     Section 3.1 Board of Directors Resolutions of Seller. Seller shall deliver to Purchaser, concurrently with the execution of this Agreement, a copy of its Board of Directors' resolution duly authorizing the execution of this Agreement by Seller and the performance of the obligations of Seller under this Agreement, and specifically authorizing the officers signing this Agreement, on behalf of Seller, to do so.

     Section 3.2 Opinion of counsel. Concurrently with the execution of this Agreement, Seller shall submit to Purchaser a written opinion of Seller's counsel, addressed to and for the benefit of Purchaser, in the form and substance of Exhibit "D" attached hereto.


                                   ARTICLE IV
                               Purchase of Loans

     Section 4.1 Loan Delivery and Purchase.

     (a) Purchase. Purchaser may, at its election, by the execution of a Mortgage Loan Schedule (Exhibit "A"), purchase those Loans from time to time offered by Seller for Purchase, on the terms and conditions set forth in this Agreement and in the Mortgage Loan

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

Schedule. Each Purchase shall include and cover only those Loans as are delivered to and approved by Purchaser purchaser pursuant to this Section 4.1.

     (b) Pre-Approval and Price Commitment. Prior to the delivery of Loans as further described in this Section 4.1 Seller shall submit to Purchaser with respect to each Loan delivered, a completed underwriting and transmittal summary in the form required by Purchaser, a completed loan application and a credit report, with explanations of credit, for each applicant. Upon receipt and review of these items by Purchaser, Purchaser may, in its sole discretion, preapprove the Loan(s) and issue a price commitment for each preapproved Loan. The Loan must be closed and submitted to Purchaser in accordance with subsection (c) below within the time specified in any price commitment issued by Purchaser in order for the stated price to apply.

     (c) Delivery. On or before each Delivery Date, the Seller shall deliver to Purchaser a completed Mortgage Loan Schedule and, with respect to each Loan offered for Purchase, the Loan Documents and a duly executed Assignment of Mortgage in accordance with the Document Delivery Procedures. Seller acknowledges that, as a condition to acceptance and Purchase of Loans, Loans shall in addition to, and without limitation of, any other requirements set forth herein, be paid current by the Obligor such that payments of principal and interest are paid through the due date that is not more than one pay period prior to the Purchase Date. Seller shall pay all costs of preparing and furnishing to Purchaser the Loan Documents, including original or certified copies of the respective Loan Documents and the Assignment of Mortgage.

     (d) Review and Approval. Purchaser will review the Loan Documents and Assignment of Mortgage with respect to each Loan offered in accordance its own underwriting standards and shall approve or disapprove such Loan for Purchase within its sole discretion. Purchaser shall have the right to inspect, or cause to be inspected, the Real Property of any loan, to determine if the Real Property is in conformity with Purchaser's requirements. The examination of a Loan File and Loan Documents by Purchaser hereunder shall not constitute a waiver of any warranty, representation or covenant by Seller, the Obligor or any other party connected with the Loan, with respect to such Loan. Notwithstanding the delivery procedures of this Section 4.1, Purchaser may, in its sole discretion, accept Loan Documents which contain a certified copy of the Mortgage in lieu of the original of same, and may approve the pertinent Loan for Purchase without such original if the Loan Documents are otherwise complete, all other Loan Documents are present, and the Loan otherwise qualifies for Purchase hereunder. The Purchase of such Loan is subject in all respects to Section 4.2 hereof, and the original recorded Mortgage in a form acceptable to Purchaser must be delivered to Purchaser within sixty (60) days after the Purchase Date.

     (e) Purchase Price. The purchase price for each Purchase of Loans shall be determined according to the Pricing Schedule (Exhibit "C"), subject to any adjustments or change reflected on the Mortgage Loan schedule. The Pricing
Schedule is subject to change in the Purchaser's sole discretion upon five (5) days prior written notice. Purchaser shall pay to Seller the purchase price of each Loan upon the Purchase thereof.

     (f) Recording and Other Acts. Purchaser will cause the proper filing or recording of the Assignment of Mortgage for each Loan in all government and other offices necessary to perfect Purchaser's lien, provided, however, that seller shall be responsible for all costs associated with such filing and/or recording. Seller shall perform any other action as Purchaser may reasonably direct to consummate the Purchase. The Seller shall also provide to Purchaser such reports or information regarding the Loans as any reasonably requested by Purchaser.

     (g) Transfer of Insurance. Seller shall advise any relevant insurance carrier of the sale of each Loan and shall effect an assignment to the Purchaser of the loss payee endorsement for hazard and flood insurance, and any and all other insurance respecting the Real Property and/or the improvements located thereon.

     Section 4.2 Defects. (a) Following the Purchase of any Loan, and notwithstanding the review of the Loan Documents by Purchaser, if: (i) any document constituting a part of the Loan Documents, in the sole judgment of Purchaser, is defective, inaccurate or incomplete in any respect, (ii) any closing document shall not be valid and binding, or (iii) any representation, warranty or covenant of Seller, in the sole judgment of Purchaser, is untrue or incorrect in any respect, Seller shall cure such defect within a period of thirty (30) days from the time it receives notice from Purchaser of the existence of such Defect, or such shorter period as may be required by law or this Agreement. Each condition described in (a)(i) through (iii) above shall constitute a Defect for purposes of this Agreement. Seller hereby agrees that, if any Defect is not cured within the thirty (30) day period or such shorter period as applicable, seller will: (A) repurchase the related Loan from Purchaser at a price equal to (i) one hundred percent (100%) of the unpaid principal balance of such Loan, plus (ii) any accrued and unpaid interest at the annual rate borne by the Note to the date of the repurchase, plus (iii) any fees and expenses charged by third parties relating to the repurchase of the Loan, plus (iv) the entire premium, if any, with respect to such Loan paid by Purchaser to Seller over the principal balance of such Loan on the Purchase Date, plus (v) all expenses incurred by Purchaser in connection with the Purchase of the Loan; and (B) in all cases, whether or not the Loan has been repaid or otherwise satisfied, indemnify, defend and hold harmless Purchaser and its respective successors and assigns for any loss, damage, forfeiture, penalty or expenses (including reasonable attorneys' fees and costs) incurred by any of them in connection with the defective Loan in a form acceptable to Purchaser. The entire purchase price of the defective Loan shall be remitted by Seller as instructed by Purchaser, with notice to Purchaser

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


of the amount of such remittance and the Loan concerned. Upon compliance with all of the terms of this Section 4.2 by Seller, Purchaser shall assign and deliver the related Loan Documents to Seller without recourse.

     Seller hereby waives any statute of limitations or other Law that might otherwise be raised in defense to any repurchase hereunder. If Seller fails to repurchase a defective Loan at the time and in the manner provided in this
Section 4.2, Purchaser may immediately terminate all of Seller's right pursuant to this Agreement and/or may pursue any and all other remedies available under this Agreement or as otherwise provided by law.

     Section 4.3 Grant of Power of Attorney. Seller hereby appoints Purchaser, its agents, employees, successors and assigns, the true and lawful attorney in fact of Seller with the full power of substitution for and in the place and stead of Seller on behalf and for the benefit of Purchaser, to demand and control any and all of the sums due on the Loans, and to enforce any and all rights with respect thereto, and to endorse the name of Seller where Seller's name is designated as the payee upon any notes, collateral, security, acceptances, checks, drafts, money orders or other evidences of payment coming into the hands of Purchaser in full or partial payment of any of the Loans, and to make "satisfied" and to release or cause to be marked or relensed, all liens and securities related thereto, when and if Purchaser may reasonably so determine.

     Section 4.4 expenses. Except as specifically provided to the contrary in this Agreement, Purchaser and Seller shall each bear its own costs and expenses in connection with the negotiation and preparation of this Agreement and the performance by each of Purchaser and Seller of its respective obligations arising under this Agreement.

                                   ARTICLE V
                            Assignment of Servicing

     Section 5.1 Seller to Assign Servicing. Seller hereby assigns and releases all servicing rights and responsibilities including without limitation, all rights to receive servicing fees and other servicing related income and benefits, with respect to each Loan to and for the benefit of Purchaser, as of the Purchase Date. Seller acknowledges and agrees that Purchaser shall enjoy such servicing rights, all freely assignable, with no residual, contingent or other claims thereon remaining in Seller, until only such time, if any, as Seller repurchases any Loan from Purchaser pursuant to the terms of this Agreement, and then only as to the Loans repurchased. Purchaser hereby agrees to assume the servicing obligations of the assigned Loans at the time of Purchase thereof; provided, however, that the obligations of Seller set forth in Section
4.2 hereof shall survive assignment as obligations of Seller. Seller will notify Obligor of the transfer of servicing at Seller's cost and in accordance with any applicable laws.

     Section 5.2 Conditions to Assignment. In connection with the assignment of servicing Loans hereunder, Seller shall have delivered to Purchaser any taxes, insurance premiums and other funds collected with interest, if any, due Obligor by Seller relative to any of the Loans.

                                   ARTICLE VI
                                  Termination

     Section 6.1 Right to Terminate. Either Purchaser of Seller may terminate this Agreement without cause on sixty (60) days prior written notice to the other party. This Agreement shall continue in full force and effect until such notice is given and sixty (60) calendar days then elapse, after which time this Agreement shall be terminated for all purposes except as to unsatisfied Purchases then outstanding and Loan thereafter delivered, substituted, repurchased, etc. No such notice of termination shall affect Seller's obligations as to repurchase of Loans, nor shall void any representation, warranty to covenant of either party, nor preclude access by Purchaser to Seller's books and records with respect to Loans previously purchased. Notwithstanding anything to the contrary in this Section 6.1, Purchaser shall have the right to immediately terminate this Agreement upon breach or default by Seller of any of its obligations, representations, warranties or covenants under this Agreement, including without limitation in the event Seller becomes or is found to be disqualified or authorized to make Loans as contemplated by this Agreement.

                                   ARTICLE VII
                            Miscellaneous Provisions

     Section 7.1 Entire Agreement, Modifications, Waivers. This Agreement constitutes the entire agreement between the parties pertaining to the subject matter hereof and supersedes all prior and contemporancous agreement, representations and understanding of the parties. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing


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


by both parties. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.

     Section 7.2 Governing Law. This Agreement shall be construed in accordance with the Laws of the State of New Jersey, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such Laws.

     Section 7.3 Notices. All notices, certificates or other communications required to be made hereunder shall be in writing and deemed given when delivered or five (5) Business Days after mailing by certified or registered mail, postage prepaid, return receipt requested, addressed to the appropriate Notice Address. Purchaser or Seller may, by notice given hereunder, designate any further or different address to which subsequent notices, certificates and other communications shall be sent.

     Section 7.4 Severability. In the event any provision of this Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof. Such invalid or unenforceable provision shall be amended, if possible, in accordance with Section 7.1 hereof in order to accomplish to purposes of this Agreement.

     Section 7.5 Further Assurances and Corrective Instruments. To the extent permitted by law, Purchaser and Seller agree that each will, from time to time, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, such supplements hereto and such further instruments as may reasonably be required or appropriate to further express the intention, or to facilitate the performance, of this Agreement during the term hereof.

     Section 7.6 Limitation on Liability of Parties. Each party to this Agreement shall be liable under this Agreement only to the extent that obligations are imposed upon the party against whom enforcement is sought.

     Section 7.7 Limitation of Liability of Directors, Officers, Employees and Agents of a Party. No director, officer, employee or agent of any party of this Agreement shall be individually liable to any other party for the taking of any action, or for refraining to take any action, in good faith pursuant to this Agreement.

     Section 7.8 Survival of Obligations and Covenants. Notwithstanding anything to the contrary expressed in this Agreement, the termination of this Agreement shall not affect any obligations of Seller under this Agreement, including, without limitation, obligations under Section 4.2 hereof. The representations, warranties, covenants and indemnification of seller under Section 2.2, 2.3, 2.4 and 7.9 hereof shall continue without regard to any termination hereof. All of the terms of this Agreement shall be binding upon and inure to the benefit of Seller and Purchaser and their respective legal representatives, successors and assigns.

     Section 7.9 Indemnification. Seller agrees to any does hereby indemnify, defend and hold harmless Purchaser, its directors, officers, employees and agents, and its successors and assigns, against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, attorneys' fees, expenses and disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against any of such indeminified parties, in any way related to, or arising out of this Agreement or any of the transactions contemplated herein, to the extent that any of the same results from or arises out of any breach of any representation or warranty made by Seller in this Agreement or from any breach by Seller of any covenant or obligation of Seller under this Agreement. The indemnities and covenants contained in this Section 7.9 shall survive the termination of this Agreement.

     Section 7.10 Assignment. Purchaser may assign this Agreement, in whole or in part and at its sole discretion, to any subsidiary or affiliate entity whether now existing or to be formed.

     Section 7.11 Attorney's Fees. If any legal action or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default, claim or misrepresentation arising out of or in connection with any of the provisions of this Agreement, the successful or prevailing party or parties shall be entitled to recover its reasonable attorneys' fees and other reasonable costs incurred in that action or proceeding, in addition to any other relief to which it may be entitled.

     Section 7.12 Counterparts. This Agreement may be executed in any number of identical counterparts, each of which shall be an original; provided, however, that all such counterparts shall together constitute one and the same instrument.


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


     Section 7.13 Reports and Payments Due on Weekends and Holidays. Any report, certificate, or payment required hereunder falling due on a Saturday, Sunday or other day on which national banking institutions are authorized or obligated by law or executive order to close shall be due on the next Business Day.

     Section 7.14 No Third Party Beneficiary. No provision of this Agreement shall be deemed or construed to be for the benefit of any third party.

     Section 7.15 Inspection of Reports and Documents and On-Site Audit. Seller shall provide Purchaser access for inspection of its books, documents and records as Purchaser shall request from time to time. Purchaser will be allowed to conduct, from time to time, financial and operational audits at Seller's office during normal business hours.

     IN WITNESS WHEREOF, This Sale and Purchase Agreement has been executed as of the day and year first written above.


                                             PURCHASER:

ATTEST:                                      TMS Mortgage, Inc.

By: /s/ Lori Mello                           By: /s/ Jeff Rogers
    ----------------------                       -------------------------
    Asst. Corporate Counsel                  Name:  Jeff Rogers
       (Name and Title)                      Title: Vice President



                                             SELLER:

ATTEST:                                      Westmark Mortgage Corp.

By: /s/ Natasha Clark                        By: /s/ Steve Tilkin
    ----------------------                       -------------------------
    Asst. Secretary                          Name:  Steve Tilkin
       (Name and Title)                      Title: President


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